UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event       October 11, 2007
reported)

                                LOGICVISION, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-31773               94-3166964
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(State or other jurisdiction         (Commission          (I.R.S. Employer
     of incorporation)              File Number)         Identification No.)

 25 Metro Drive, 3rd Floor San Jose, California                   95110
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     (Address of principal executive offices)                   (Zip Code)

               Registrant's telephone number, including area code
                                 (408) 453-0146

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         On October 11, 2007, LogicVision, Inc. (the "Company") received a notice from The Nasdaq Stock Market ("Nasdaq") stating that the Company is in continued noncompliance with the requirements for continued inclusion under Nasdaq Marketplace Rule 4450(a)(5). Nasdaq stated in its notice that, in accordance with the Nasdaq Marketplace Rules, the Company's common stock is subject to delisting. The Company issued a press release on October 12, 2007, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

      (d) Exhibits.

          99.1  Press release dated October 12, 2007.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2007
                                      LOGICVISION, INC.


                                      By:  /s/ Bruce M. Jaffe
                                           -----------------------------------
                                           Bruce M. Jaffe
                                           Vice President of Finance and Chief
                                           Financial Officer

                                  Exhibit Index

Exhibit Number       Description

     99.1            Press Release dated October 12, 2007